Exhibit 99.1

PRESS RELEASE

IPC REMAINS COMMITTED TO SUPERIOR MAX TRANSACTION,

STRONGLY URGES SHAREHOLDERS NOT TO TENDER SHARES

IN PROPOSED VALIDUS EXCHANGE OFFER

IPC Board Unanimously Recommends Shareholders Vote FOR Amalgamation with

Max Capital to Create Stronger, More Diversified Company

Max Transaction Offers Greater Value for IPC Shareholders,

More Certainty and a Quicker Path to Closing

Proposed Validus Exchange Offer Would Provide

Same Economic Terms as Proposal Already Rejected by IPC Board

HAMILTON, Bermuda – April 30, 2009 – IPC Holdings, Ltd. (NASDAQ: IPCR; BSX: IPCR BH) today announced that the IPC board of directors has unanimously reaffirmed its belief that the acquisition proposal made by Validus Holdings, Ltd. (NYSE: VR) does not represent a superior proposal and continues to recommend that IPC shareholders vote in favor of the business combination with Max Capital Group Ltd. (NASDAQ: MXGL; BSX: MXGL BH). Validus stated that its exchange offer will contain the same economic terms to IPC shareholders as the previous Validus proposal that has already been rejected by the IPC board. IPC’s board of directors strongly urges shareholders not to tender their shares to the proposed Validus exchange offer, if and when it is made.

Max Amalgamation Achieves IPC’s Strategic Goals and Provides More Value

Kenneth L. Hammond, Chairman of IPC’s board of directors, said, “The IPC board continues to believe that the combination with Max will result in a stronger and more diversified company with greater potential to create value for IPC shareholders. Meanwhile, Validus continues to attempt to acquire IPC at a discount to book value with a proposal that currently values IPC at approximately 82% of diluted book value. Validus’s proposed exchange offer to IPC shareholders would contain the same economic terms as those it proposed to IPC in its March 31, 2009 proposal, which our board carefully considered and determined was not in the best interest of IPC and its shareholders and did not constitute a superior proposal to IPC’s amalgamation with Max. In addition, we believe our amalgamation with Max is more certain and has a quicker path to closing than any acquisition by Validus.”

Validus’s Proposed Exchange Offer is Highly Conditional

The proposed Validus exchange offer, as described in its press release, is highly conditional and faces significant hurdles to completion. The proposed exchange offer is conditioned, among other items, on:

•	IPC shareholders rejecting the Max amalgamation at the upcoming shareholder meeting;
•	A minimum of 90% of IPC shareholders agreeing to accept Validus’s below-book-value price in the exchange offer; and
•	Validus and IPC receiving approvals under their credit facilities.

IPC believes that the receipt of satisfactory ratings from the rating agencies, also a necessary precondition of any transaction, is uncertain in any Validus transaction. Max and IPC have already had very positive joint meetings with each of the rating agencies regarding their planned amalgamation.

In addition, IPC believes that Validus’s alternative proposal of a Scheme of Arrangement, also on the same economic terms already rejected by the IPC board, is impractical and would face substantial legal difficulties.

Validus Litigation Without Merit

IPC also believes the lawsuit announced by Validus earlier this week challenging the legality of the termination fee and other provisions in the proposed amalgamation agreement between IPC and Max is without merit.

The Choice for IPC Shareholders is Clear

Mr. Hammond concluded, “The Max amalgamation will bring real value creation opportunities and will create a diversified and balanced platform for growth that should drive stronger performance and value for shareholders for many years. It was the result of a thorough and comprehensive strategic review process that included consideration of many options, and which ruled out Validus, among others. Validus’s proposal carries substantial execution risk, would take considerably longer to close, is highly conditional and has questionable value-creation potential. It simply repackages the same economic terms as Validus’s previous proposal, which IPC’s board unanimously rejected.”

The board of IPC strongly recommends that shareholders vote in favor of the amalgamation of Max and IPC at IPC’s upcoming meeting of shareholders.

About IPC Holdings, Ltd.

IPC Holdings, Ltd., through its wholly-owned subsidiary IPCRe Limited, provides property catastrophe reinsurance and, to a limited extent, aviation, property-per-risk excess and other short-tail reinsurance on a worldwide basis.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

This press release includes statements about future economic performance, finances, expectations, plans and prospects of both IPC Holdings, Ltd. (“IPC”) and Max Capital Group Ltd. (“Max”) that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties, including the risks described in the preliminary joint proxy statement/prospectus of IPC and Max that has been filed with the Securities and Exchange Commission (“SEC”) under “Risk Factors,” many of which are difficult to predict and generally beyond the control of IPC and Max, that could cause actual results to differ materially from those expressed in or suggested by such statements. For further information regarding cautionary statements and factors affecting future results, please also refer to the most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by each of IPC or Max, as the case may be, with the SEC. Neither IPC nor Max undertakes any obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

This press release contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about our beliefs, plans or expectations, are forward-looking statements. These statements are based on our current plans, estimates and expectations. Some forward-looking statements may be identified by our use of terms such as “believes,” “anticipates,” “intends,” “expects” and similar statements of a future or forward looking nature. In light of the inherent risks and uncertainties in all forward-looking statements, the inclusion of such statements in this press release should not be considered as a representation by us or any other person that our objectives or plans will be achieved. A non-exclusive list of important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding our expectations; (b) the adequacy of our loss reserves and the need to adjust such reserves as claims develop over time; (c) any lowering or loss of financial ratings of any wholly-owned operating subsidiary; (d) the effect of competition on market trends and pricing; (e) changes in general economic conditions, including changes in interest rates and/or equity values in the United States of America and elsewhere and continued instability in global credit markets; and (f) other factors set forth in the preliminary joint proxy statement/prospectus of IPC and Max, the most recent reports on Form 10-K, Form 10-Q and other documents of IPC or Max, as the case may be, on file with the SEC. Risks and uncertainties relating to the proposed transaction include the risks that: the parties will not obtain the requisite shareholder or regulatory approvals for the transaction; the anticipated benefits of the transaction will not be realized; and/or the proposed transactions will not be consummated. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We do not intend, and are under no obligation, to update any forward looking statement contained in this press release.

ADDITIONAL INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND WHERE TO FIND IT:

This press release relates to a proposed business combination between IPC and Max. On April 27, 2009, IPC filed with the SEC a second amended registration statement on Form S-4, which included a preliminary joint proxy statement/prospectus. This press release is not a substitute for the preliminary joint proxy statement/prospectus that IPC has filed with the SEC or any other document that IPC or Max may file with the SEC or send to their respective shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE DEFINITIVE REGISTRATION STATEMENT ON FORM S-4, AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. All such documents, if filed, would be available free of charge at the SEC’s website (www.sec.gov) or by directing a request to IPC, at Jim Bryce, President and Chief Executive Officer, or John Weale, Executive Vice President and Chief Financial Officer, at 441-298-5100, in the case of IPC’s filings, or Max, at Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations at 441-295-8800, in the case of Max’s filings.

PARTICIPANTS IN THE SOLICITATION:

IPC and Max and their directors, executive officers and other employees may be deemed to be participants in any solicitation of IPC and Max shareholders, respectively, in connection with the proposed business combination.

Information about IPC’s directors and executive officers is available in the preliminary joint proxy statement/prospectus filed with the SEC on April 27, 2009, relating to IPC’s 2009 annual meeting of shareholders; information about Max’s directors and executive officers is available in the amendment to its annual report on Form-10K, filed with the SEC on April 1, 2009.

Contacts:

Media

The Abernathy MacGregor Group

Chuck Burgess, Mike Pascale or Allyson Morris

+1-212-371-5999

Investors

Innisfree M&A Inc.

Arthur Crozier

+1-212-750-5833